UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 19, 2006

COBRA ELECTRONICS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-511	36-2479991
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 West Cortland St

Chicago, IL 60707

(Address of Principal Executive Offices)

(773) 889-8870

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets

On October 24, 2006, Cobra Electronics Corporation (the “Company”) filed a Current Report on Form 8-K to report, among other things, that on October 20, 2006 the Company (through its wholly-owned subsidiary Cobra Electronics UK Limited), completed its acquisition of 100% of the issued and outstanding share capital of Performance Products Limited (“Performance Products”), a provider of GPS-enabled speed camera detection systems and personal navigation devices to consumers and retail locations based in the United Kingdom. In response to parts (a) and (b) of Item 9.01 of such Form 8-K, the Company stated that it would file by amendment the required historical Performance Products financial statements and the required pro forma financial information, as permitted by parts (a)(4) and (b)(2), respectively, of Item 9.01 of Form 8-K. This Form 8-K/A is being filed to provide the required historical Performance Products financial statements and the required pro forma financial information.

ITEM 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Attached hereto as Exhibit 99.1 are the audited financial statements of Performance Products as of and for the years ended March 31, 2006 and 2005.

(b) Pro Forma Financial Information

Attached hereto as Exhibit 99.2 is the unaudited pro forma condensed consolidated balance sheet and unaudited pro forma condensed consolidated statement of operations for Cobra Electronics Corporation and its consolidated subsidiaries as of and for the nine months ended September 30, 2006 and for the year ended December 31, 2005.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Baker Tilly; independent accountants.

99.1	Audited financial statements of Performance Products as of and for the years ended March 31, 2006 and 2005.

99.2	Unaudited pro forma condensed consolidated balance sheet and unaudited pro forma condensed consolidated statement of operations for Cobra Electronics Corporation and its consolidated subsidiaries as of and for the nine months ended September 30, 2006 and for the year ended December 31, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2006	COBRA ELECTRONICS CORPORATION

	By:	/s/ MICHAEL SMITH
	Name:	Michael Smith
	Title:	Senior Vice President and
Chief Financial Officer
(Duly Authorized Officer and Principal
Financial Officer)

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Exhibit Index

Exhibit No.	Description
23.1	Consent of Baker Tilly, independent accountants.

99.1	Audited financial statements of Performance Products as of and for the years ended March 31, 2006 and 2005.

99.2

Unaudited pro forma condensed consolidated balance sheet and unaudited pro forma condensed consolidated statement of operations for Cobra Electronics Corporation and its consolidated subsidiaries as of and for the nine months ended September 30, 2006 and for the year ended December 31, 2005.

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